Note 16 - Impairment	12 Months Ended
Dec. 31, 2024
Statement Line Items [Line Items]
Disclosure of impairment of assets [text block]

Note 16: Impairment

A summary of the Company’s impairment expenses is as follows:

	Years ended December 31
	2024	2023	2022
Impairment on mineral properties interests	$100,873	$-	$-
Impairment on assets held for sale	-	-	5,506
Total transactions for the year	$100,873	$-	$5,506

As required under IFRS Accounting Standards as issued by the IASB, we regularly assess whether impairment indicators are present and perform impairment testing as required.

In accordance with the Company’s accounting policies and processes, each asset or CGU is evaluated annually, to determine whether there are any indications of impairment or impairment reversal. If any such indications of impairment exist, a formal estimate of the recoverable amount is performed. Given the Company’s persistent lower market capitalization compared to its mineral properties carrying value, the Company engaged a third-party valuation specialist, in consultation with management, to assess the recoverability of the carrying value of the Company’s properties. The Company assessed the recoverable value of the CGUs based on its fair value less cost of disposal (“FVLCD”).

The Company utilized a market approach, which takes into account valuations of similar public companies and comparable transactions, to determine a recoverable amount. The recoverable amount was calculated using in situ multiples identified through independent research. This analysis along with specific attributes of the Eau Claire and Committee Bay Project was used as the basis of determining a reasonable per ounce valuation for these to projects. The Éléonore South Project which does not yet have a Mineral Resource Estimate, was valued through a primary market approach, based on its recent acquisition by the Company. The CGUs were categorised within the Level 3 of the fair value hierarchy, using a combination of inputs other than quoted prices which were observable and unobservable to determine the fair value of the assets.

Based on the Company’s assessment with respect to possible indicators of impairment, the Company concluded that as at December 31, 2024 impairment indicators exist and based on the impairment analysis performed, an impairment on its Eau Claire project of $89,263 and Committee Bay project of $11,610 totaling $100,873 was recorded. Estimating the in-situ multiples requires a significant management judgement due to the high degree of estimation uncertainty. Changes in the inputs used to determine the recoverable amount will result in a change to the valuation of the mineral properties and impairment expense. A 15% change in the in-situ values used, would give rise to a 13% change in the mineral properties values.

The result of the impairment better aligns the carrying value of these properties to the Company’s market capitalization value as per the guidance of IFRS 6.20(d).